Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,752,324,627.73
Previously Paid Amount	0.00
Total Fee Amount	380,096.03
Total Offset Amount	380,096.03
Net Fee	$ 0.00
Final Prospectus	false